Net Income Per Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Net Income Per Share	Net Income Per Share

Basic net income per share is computed by dividing net income for the period by the weighted average number of common shares outstanding during the period. Diluted net income per share is computed by dividing net income for the period by the weighted average number of shares of common stock and potentially dilutive common stock outstanding for the period. The weighted average number of common shares outstanding for basic and diluted earnings per share for the years ended December 31, 2018, 2017, and 2016 was based on the weighted average number of common shares outstanding for the period. The dilutive effect of outstanding options and equity incentive awards is reflected in diluted net income per share by application of the treasury stock method. The calculation of diluted net income per share excludes all anti-dilutive common shares.

The following table sets forth the computation of basic and diluted net income per share for the periods indicated:

	Year Ended December 31,
	2018	2017	2016
	(In millions, except per share amounts)
Numerator:
Net income	$2,057	$1,795	$1,401
Denominator:
Weighted average shares of common stock - basic	1,184	1,203	1,210
Dilutive effect of equity incentive awards	19	18	8
Weighted average shares of common stock - diluted	1,203	1,221	1,218
Net income per share:
Basic	$1.74	$1.49	$1.16
Diluted	$1.71	$1.47	$1.15
Common stock equivalents excluded from income per diluted share because their effect would have been anti-dilutive	1	2	8